Imprimis Pharmaceuticals, Inc.

8.00% Convertible Senior Secured Note

Note Purchase Agreement

This Note Purchase Agreement (the “Agreement”), dated as of January 22, 2016, is being entered into between Imprimis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and IMMY Funding LLC, a Delaware limited liability company (the “Purchaser”), with respect to the proposed issuance and sale, by the Company, of an 8.00% Convertible Senior Secured Note (the “Note”) having a principal amount of three million dollars ($3,000,000), in the form set forth in Exhibit A hereto, to the Purchaser on the terms set forth in this Agreement.

The Note will be (A) convertible in accordance with its terms into shares of the common stock (the “Common Stock”) of the Company, $0.001 par value per share (the “Shares”); and (B) secured by the Collateral (as defined in the Security Agreement referred to below) to the extent and in the manner provided in that certain Second Amendment to Loan and Security Agreement, dated as of the Closing Date (as defined below), among the Company, IMMY Funding LLC, as collateral agent, and the lenders party thereto, in the form attached hereto as Exhibit B (the “LSA Second Amendment”), to that certain Loan and Security Agreement, dated as of May 11, 2015, among the Company, as borrower, IMMY Funding LLC, as collateral agent, and the lenders party thereto from time to time, as amended by that certain First Amendment to Loan and Security Agreement, dated as of October 20, 2015 (such Loan and Security Agreement, as so amended, the “Security Agreement”). The Note and the Shares will be offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in accordance with Section 4(a)(2) of the Securities Act.

In connection with the issuance and sale of the Note, the Company and the Purchaser will execute and deliver an amendment (the “Warrant Amendment”), in the form attached hereto as Exhibit C, to that certain Warrant to Purchase Stock, dated as of May 11, 2015, between the Company and the Purchaser (such Warrant to Purchase Stock, as amended by the Warrant Amendment, the “Amended Warrant Agreement,” and, together with this Agreement, the Note and the Security Agreement, the “Transaction Documents”).

The Company and the Purchaser agree as follows:

Section 1. Sale and Purchase; Payment and Delivery.

(A) Sale and Purchase. On the basis of the representations and warranties and subject to the other terms and conditions set forth in this Agreement, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Note at a cash purchase price of one hundred percent (100%) of the principal amount thereof; provided, however, that, in lieu of interest accruing on the Note from, and including, the Closing Date, interest thereon will instead begin to accrue from, and including, February 1, 2016 and there will be deducted, from the cash purchase price for the Note payable hereunder by the Purchaser to the Company on the Closing Date, an amount equal to the interest that would have accrued on the Note from, and including, the Closing Date to, but excluding, February 1, 2016 had the Note provided for interest to begin to accrue thereon from, and including, the Closing Date. As used herein, “Purchase Price” means one hundred percent (100%) of the principal amount of the Note less such interest that is to be so deducted.

(B) Payment and Delivery. Payment of the Purchase Price for the Note will be made to the Company by Federal Funds wire transfer of same-day funds, against delivery to the Purchaser of a certificate representing the Note. Such payment and delivery shall be made no later than 4:00 p.m., New York City time, on the date of this Agreement. As used herein, “Closing Date” means the date on which such payment and delivery are made and “Closing Time” means the time when such payment and delivery are made.

Section 2. Representations and Warranties of the Company.

The Company represents and warrants to, and agrees with the Purchaser that, as of the date of this Agreement and as of the Closing Time, unless such representation, warranty or agreement speaks as of a different time:

(A) Registration of Common Stock; Stock Exchange Matters. The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is currently listed on the NASDAQ Capital Market (the “Exchange”) under the trading symbol “IMMY.” The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Exchange, nor has the Company received any notification that the Securities and Exchange Commission (the “Commission”) or the Exchange is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Exchange.

(B) No Misstatement or Omission. The reports and other documents that the Company has filed or will file with the Commission under Section 13(a), 14 or 15(d) of the Exchange Act from and including January 1, 2015 and prior to the Closing Time, together with the Company’s registration statement on Form 8-A filed with the Commission on February 7, 2013, in each case including the information, if any, incorporated by reference therein, (collectively, the “Exchange Act Reports,” and, individually, an “Exchange Act Report”), did or will not, when they were or will be so filed, do not (if so filed before the execution and delivery of this Agreement), and, as of the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(C) Conformity with Securities Act and Exchange Act. Each Exchange Act Report, when it was filed with the Commission under the Exchange Act, conformed in all material respects with the requirements of the Exchange Act.

(D) Financial Information. The consolidated financial statements of the Company included in the Exchange Act Reports, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries (as defined below) as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified (subject to normal year-end audit adjustments for interim financial statements) and have been prepared in compliance with the requirements of the Exchange Act and in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries contained in the Exchange Act Reports, if any, are accurately and fairly presented and prepared in all material respects on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Exchange Act Reports that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Exchange Act Reports; and all disclosures contained or incorporated by reference in the Exchange Act Reports, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Exchange Act, to the extent applicable.

(E) Organization. The Company and each of its Subsidiaries are duly organized, validly existing as a corporation and in good standing under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Exchange Act Reports, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated by the Transaction Documents (a “Material Adverse Effect”).

(F) Subsidiaries. The subsidiaries set forth on Exhibit 21.1 to the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (collectively, the “Subsidiaries”), are the Company’s only significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). Except as set forth in the Exchange Act Reports, the Company owns, directly or indirectly, all of the equity interests of the Subsidiaries free and clear of any material lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(G) No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, no other party under any material contract or other agreement to which it or any of its Subsidiaries is a party is in default in any respect thereunder where such default would, individually or in the aggregate, have a Material Adverse Effect.

(H) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Exchange Act Reports, there has not been (i) any Material Adverse Effect or the occurrence of any development that the Company reasonably expects will result in a Material Adverse Effect; (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole other than as contemplated by the Transaction Documents; (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, that is material to the Company and the Subsidiaries taken as a whole; (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company or any of its Subsidiaries (other than as a result of the sale of the Note); or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Exchange Act Reports.

(I) Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and non-assessable and, other than as disclosed in the Exchange Act Reports, are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Exchange Act Reports as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option or equity incentive plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof), and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Exchange Act Reports is complete and accurate in all material respects. Except as disclosed in or contemplated by the Exchange Act Reports, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(J) Authorization; Enforceability. The Company has full legal right, power and authority to execute, deliver and perform its obligations under each Transaction Document and to perform the transactions contemplated thereby. This Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles. The Note has been duly authorized by the Company and, when executed and delivered by the Company, will constitute the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles. The Security Agreement has been duly authorized by the Company and, when the LSA Second Amendment has been executed and delivered by the Company, will constitute the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles. The Amended Warrant Agreement has been duly authorized by the Company and, when the Warrant Amendment has been executed and delivered by the Company, will constitute the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(K) Authorization of Shares. The Shares are duly authorized and, when issued and delivered upon conversion of the Note in accordance with its terms, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Shares, when issued, will conform to the description thereof set forth in the Exchange Act Reports. The shares of Common Stock issuable upon exercise of the Amended Warrant Agreement are duly authorized and, when issued and delivered upon exercise of the Amended Warrant Agreement in accordance with its terms, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act.

(L) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Transaction Documents, including the issuance and sale by the Company of the Note and the issuance of the Shares upon conversion of the Note, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws.

(M) No Preferential Rights. Except as set forth in the Exchange Act Reports, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Stock or shares of any other capital stock or other securities of the Company (other than upon exercise of outstanding options or warrants to purchase Common Stock or upon the exercise of options or vesting restricted stock units or stock awards that may be granted from time to time under the Company’s stock option or equity incentive plans); (ii) no Person has any preemptive rights, resale rights, rights of first refusal, rights of co-sale, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Stock or shares of any other capital stock or other securities of the Company; and (iii) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Stock or shares of any other capital stock or other securities of the Company.

(N) Independent Public Accounting Firm. KMJ Corbin & Company LLP (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K included in the Exchange Act Reports, are and, during the periods covered by their report, were an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, the Accountant is not in violation of the auditor independence requirements Rule 2-01 of Regulation S-X under the Exchange Act with respect to the Company.

(O) Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the Exchange Act Reports are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles; (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof; and (iii) any lack of enforceability would not, individually or in the aggregate, have a Material Adverse Effect.

(P) No Litigation. Except as set forth in the Exchange Act Reports, there are no pending legal, governmental or regulatory actions, suits, proceedings, audits or investigations to which the Company or a Subsidiary is a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would have a Material Adverse Effect, and, to the Company’s knowledge, no such actions, suits, proceedings, audits or investigations are threatened or contemplated by any legal, governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory audits or investigations, actions, suits or proceedings that are required under the Exchange Act to be described in any Exchange Act Report that are not so described; and (ii) there are no contracts or other documents that are required under the Exchange Act to be filed as exhibits to any Exchange Act Report that are not so filed.

(Q) Consents and Permits. Except as disclosed in the Exchange Act Reports, the Company and its Subsidiaries have made all filings, applications and submissions required by, possesses and are operating in compliance with, all approvals, licenses, certificates, certifications, clearances, consents, grants, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign governmental or regulatory authorities (including, without limitation, the United States Food and Drug Administration (the “FDA”)) necessary for the ownership or lease of their respective properties or to conduct their respective businesses as described in the Exchange Act Documents (collectively, “Permits”), except for such Permits the failure of which to possess, obtain or make the same would not, individually or in the aggregate, have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Permits, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect; all of the Permits are valid and in full force and effect, except where any invalidity would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and neither has any reason to believe that any such Permit will not be renewed in the ordinary course.

(R) Regulatory Filings. Except as disclosed in the Exchange Act Reports, neither the Company nor any of its Subsidiaries has failed to file with the applicable regulatory authorities (including, without limitation, the FDA, or any foreign, federal, state, provincial or local governmental or regulatory authority performing functions similar to those performed by the FDA) any required filing, declaration, listing, registration, report or submission, except for such failures that would not, individually or in the aggregate, have a Material Adverse Effect; except as disclosed in the Exchange Act Reports, all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions, except for any deficiencies that would not, individually or in the aggregate, have a Material Adverse Effect.

(S) Intellectual Property. Except as disclosed in the Exchange Act Reports, the Company and its Subsidiaries own, possess, have licensed or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, have licensed or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Exchange Act Reports, (i) there are no rights of third parties to any such Intellectual Property of the Company and its Subsidiaries; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application that contains claims for which an Interference Proceeding (as defined in 35 U.S.C. §135) has been commenced against any patent or patent application described in any Exchange Act Report as being owned by or licensed to the Company or any Subsidiary; and (vii) the Company and its Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or its Subsidiaries, and all such agreements are in full force and effect, except, in the case of any of clauses (i) through(vii) above, for any such infringement by third parties or any such pending or threatened suit, action, proceeding or claim as would not, individually or in the aggregate, result in a Material Adverse Effect.

(T) No Material Defaults. Neither the Company nor any of the Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults would, individually or in the aggregate, have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock; or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults would, individually or in the aggregate, have a Material Adverse Effect.

(U) Certain Market Activities. Neither the Company nor any of the Subsidiaries, nor any of their respective directors, officers or controlling persons, has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Note or the Shares.

(V) No Reliance. The Company has not relied upon the Purchaser or legal counsel for the Purchaser for any legal, tax or accounting advice in connection with the offering and sale of the Note or the Shares.

(W) Taxes. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not, individually or in the aggregate, have a Material Adverse Effect. Except as otherwise disclosed in in or contemplated by the Exchange Act Reports, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it or any of its Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect.

(X) Title to Real and Personal Property. Neither the Company nor any of its Subsidiaries own any real property. Except as set forth in the Exchange Act Reports, the Company and its Subsidiaries have good and valid title to all personal property described in the Exchange Act Reports as being owned by them that are material to the businesses of the Company or such Subsidiary, in each case free and clear of all liens, encumbrances and claims, except those matters that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries; or (ii) would not, individually or in the aggregate, have a Material Adverse Effect. Any real or personal property described in the Exchange Act Reports as being leased by the Company or its Subsidiaries is held by them under valid, existing and enforceable leases, except those that (x) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries; or (y) would not, individually or in the aggregate, result in a Material Adverse Effect.

(Y) Environmental Laws. Except as set forth in the Exchange Act Reports, the Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Exchange Act Reports; and (iii) have not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

(Z) Disclosure Controls. The Company and each of its Subsidiaries maintain systems of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective, and the Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Exchange Act Reports). Since the date of the latest audited financial statements of the Company included in the Exchange Act Reports, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Exchange Act Reports). The Company has established disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) for the Company and designed such disclosure controls and procedures to provide reasonable assurance that material information relating to the Company and each of its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of September 30, 2015, and the Company has presented, in its latest Quarterly Report on Form 10-Q included in the Exchange Act Report, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on such evaluation, and the disclosure controls and procedures are effective as of September 30, 2015. Since September 30, 2015, there have been no significant changes in the Company’s internal controls (as such term is used in Item 307(b) of Regulation S-K under the Securities Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(AA) Sarbanes-Oxley. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by the Company or furnished by Company to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(BB) Finder’s Fees. Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions contemplated by this Agreement.

(CC) Investment Company Act. Neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Note, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(DD) Operations. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, and, to the Company’s knowledge no such action, suit or proceeding involving any of officer, director or affiliate of the Company or any of its Subsidiaries is pending or threatened.

(EE) Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between or among the Company, any of its affiliates or any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), and that are required to be described in the Exchange Act Reports but that have not been described as required.

(FF) ERISA. To the Company’s knowledge, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company or any of its Subsidiaries with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” (as defined in Section 412 of the Code) has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding, for these purposes, accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(GG) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) (a “Forward-Looking Statement”) contained in the Exchange Act Reports has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(HH) Margin Rules. Neither the issuance, sale and delivery of the Note or the Shares nor the application of the proceeds thereof by the Company will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(II) Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of its Subsidiaries reasonably believe are adequate for the conduct of their respective businesses and as is customary for companies engaged in similar businesses in similar industries.

(JJ) No Improper Practices. (i) Neither the Company nor the Subsidiaries, nor, to the Company’s knowledge, any of their respective executive officers, has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in any Exchange Act Report; (ii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers or stockholders of the Company or any Subsidiary, on the other hand, that is required by the Exchange Act to be described in any Exchange Act Report that is not so described; (iii) except as described in the Exchange Act Reports, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; (iv) the Company has not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (x) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary; or (y) a trade journalist or publication to write or publish favorable information about the Company or any Subsidiary or any of their respective products or services; and (v) neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in any Exchange Act Report.

(KK) No Conflicts. Neither the execution and delivery of the Transaction Documents, nor the issuance, offering or sale of the Note or the Shares, nor the consummation of any of the transactions contemplated by the Transaction Documents, nor the compliance by the Company with the terms and provisions thereof, will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company or any of its Subsidiaries may be bound or to which any of their respective properties or assets are subject, except (i) liens, charges or encumbrances pursuant to the Transaction Documents, (ii) such conflicts, breaches or defaults as have been waived; and (iii) such conflicts, breaches and defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will any such action result in (x) any violation of the provisions of the organizational or governing documents of the Company or any of its Subsidiaries; or (y) any violation of the provisions of any statute or any order, rule or regulation applicable to the Company or any of its Subsidiaries, or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company or any of its Subsidiaries, other than, with respect to this clause (y), any violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(LL) Sanctions.

(i) Neither the Company nor any of its Subsidiaries (collectively, the “Entity”), or any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual or entity (in this paragraph (LL), a “Person”) that is or is owned or controlled by a Person that is:

(1) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”); or

(2) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering of the Note and the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(1) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(2) in any other manner that will result in a violation of Sanctions by any Person (including the Purchaser).

(iii) The Entity represents and covenants that, except as detailed in the Exchange Act Reports, for the past five (5) years, it has not engaged in, is not now engaging in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(MM) Stock Transfer Taxes. On each Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Note or the Shares to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

(NN) Compliance with Laws. Except as set forth in the Exchange Act Reports, each of the Company and its Subsidiaries: (i) is, and, at all times, has been, in compliance with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or its Subsidiaries (“Applicable Laws”), except as would not, individually or in the aggregate, result in a Material Adverse Effect; (ii) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), which, after the Company’s remedial activity, would, individually or in the aggregate, have a Material Adverse Effect; (iii) possess all material Authorizations, and such Authorizations are valid and in full force and effect, and none of the Company or any of its Subsidiaries is in material violation of any term of any such Authorizations; (iv) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations, and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) has not received notice that any governmental authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorization and has no knowledge that any such governmental authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear healthcare provider” letter or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation, and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

Any certificate signed by an officer of the Company or any of its Subsidiaries and delivered to the Purchaser or to counsel for the Purchaser pursuant to or in connection with this Agreement will be deemed to be a representation and warranty by the Company to the Purchaser as to the matters set forth therein.

Section 3. Representations of the Purchaser.

The Purchaser represents and warrants to, and agrees with the Company that, as of the date of this Agreement and as of the Closing Time, unless such representation, warranty or agreement speaks as of a different time:

(A) Investor Status. The Purchaser is an institutional “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

(B) Experience of the Purchaser. The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, and in making decisions with respect to investments in securities representing an investment decision, like that involved in the purchase of the Note, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Note, and has undertaken an independent analysis of the merits and the risks of an investment in the Note, based on the Purchaser’s own financial circumstances. The Purchaser has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Note and to ask questions of, and receive answers from, the Company concerning such information.

(C) No Public Sale or Distribution. The Purchaser is acquiring the Note, and upon conversion of the Note will acquire the Shares issuable upon conversion of the Note, in the ordinary course of its business and for its own account for investment only and with no present intention of “distributing” the Note or the Shares, or participating in any arrangement or understanding with any other persons regarding the “distribution” of the Note or the Shares, in each case within the meaning of the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Note or any Shares, nor will the Purchaser engage in any short sale that results in a disposition of the Note or any Shares by the Purchaser, except if (i) the transferee of the Note or the Shares, as applicable, has agreed in writing for the benefit of the Company to be bound by this Section 3; (ii) such offer, sale, pledge, transfer or other disposition is in compliance with the Securities Act and the rules and regulations of the Commission thereunder and any applicable state securities or “blue sky” laws; and (iii) if such sale, pledge, transfer or other disposition is not registered by an effective registration statement under the Securities Act and if reasonably requested by the Company, the Purchaser shall have furnished the Company with such documents reasonably requested by the Company, including without limitation an opinion of counsel reasonably satisfactory to the Company that such sale, pledge, transfer or other disposition will not require registration under the Securities Act; provided, however, that (x) clause (i) above will not apply to, and, except in unusual circumstances, the Company will not be entitled pursuant to clause (iii) above to request or require any documentation other than a representation letter in customary form for, any sale, pledge, transfer or other disposition made pursuant to Rule 144 promulgated under the Securities Act (or any successor thereto); and (y) clause (i) above will not apply to, and the Company will not be entitled to request or require such an opinion of counsel or any other documentation or information if such Note or Shares, as applicable, do not bear a Restricted Note Legend (as defined in the Note) or any similar legend.

(D) Information. The Purchaser has, in connection with its decision to purchase the Note, relied solely upon the Exchange Act Reports, the representations and warranties of the Company contained herein and the information referred to in Section 3(B).

(E) Reliance on Exemptions. The Purchaser understands that the Note is being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations of the Commission thereunder and state securities or “blue sky” laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties and agreements of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Note.

(F) Confidentiality. The Purchaser shall not reproduce or distribute this Agreement or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Note or the Company, in whole or in part, or divulge or discuss any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Note. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential, and acknowledges and agrees that such information has been submitted to the Purchaser solely for its confidential use and shall be used by the Purchaser for the sole purpose of evaluating an investment in the Note and the Shares. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of U.S. federal securities laws. The foregoing obligations will terminate upon the Company’s issuance of a press release or press releases or filing or furnishing of a Current Report on Form 8-K disclosing the offering (including, without limitation, pursuant to Section 4(B)). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal or regulatory procedure, it shall provide the Company with prompt notice of any such request or order.

(G) No Legal, Tax and Investment Advice. The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Note constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Note.

(H) Risk of Loss. The Purchaser understands that its investment in the Note involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment. The Purchaser understands that the market price of the shares of Common Stock has been volatile and that no representation is being made as to the future value of the Shares.

(I) Legend. The Purchaser understands that, until such time as the Note or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Note and the Shares will bear a restrictive legend in substantially the following form:

“THE ISSUANCE AND SALE OF NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR (II) UNLESS PURSUANT TO RULE 144 (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT.”

(J) Residency. The Purchaser’s principal executive offices are in the jurisdiction set forth in Section 7(A) of this Agreement.

(K) Organization; Validity; Enforcement. The Purchaser has full legal right, power and authority to execute, deliver and perform its obligations under this Agreement and to perform the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body or other governmental agency or body applicable to the Purchaser, except, with respect to any such agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit, other instrument, statute, judgment, decree, order, rule or regulation, as would not, individually or in the aggregate, materially interfere with consummation of the transactions contemplated hereby. No consent, approval, authorization or other order of any court, regulatory body or other governmental body is required on the part of the Purchaser for the execution, delivery and performance of this Agreement by the Purchaser, except in each case as would not, individually or in the aggregate, materially interfere with consummation of the transactions contemplated hereby. Upon the execution and delivery of this Agreement by the parties hereto, this Agreement shall constitute the legal, valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(L) Short Sales. Since the time the Purchaser was first contacted about the offering of the Note and the transactions contemplated hereby, the Purchaser has not taken, and, prior to the Closing Time, the Purchaser shall not take, any action that has caused or will cause the Purchaser to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to shares of Common Stock, granted any other right (including, without limitation, any put or call option) with respect to shares of Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from shares of Common Stock, in each case in violation of the Securities Act.

(M) Disclosure. The Purchaser acknowledges and agrees that the Company does not make nor has made any representations or warranties with respect to the transactions contemplated hereby or to its business, properties, operations and prospects, other than those specifically set forth in Section 2 of this Agreement.

(N) Market Standoff. The Purchaser agrees that, for so long as it “beneficially owns” (within the meaning of Rule 13d-3 under the Exchange Act) more than five percent (5%) of the shares of Common Stock then outstanding, it, at the request of the applicable managing underwriter, will not, directly or indirectly, without the prior written consent of such managing underwriter, during the period commencing on the date of the final prospectus relating to an underwritten public offering of Common Stock, or of securities convertible into or exercisable for Common Stock, and ending on the date specified by the managing underwriter of such offering (such period not to exceed ninety (90) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Purchaser or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that (i) the foregoing provisions of this Section 3(N) (x) shall not apply to the sale of any shares of Common Stock to an underwriter pursuant to an underwriting agreement, and (y) shall only be applicable to the Purchaser if all officers and directors and each “beneficial owner” of more than five percent (5%) of the outstanding Common Stock of the Company enter into similar agreements; and (ii) the restrictions imposed by this Section 3(N) will be subject to customary exceptions and will be no more restrictive than any such similar agreements (and, for the avoidance of doubt, any exceptions, waivers or other forbearances granted to any such officer, director or beneficial owner, whether pursuant to such similar agreements or otherwise, will equally apply to the Purchaser). The underwriters in connection with any such underwritten public offering of Common Stock are intended third party beneficiaries of this Section 3(N) and shall have the right, power and authority to enforce the provisions of this Section 3(N) as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Note and the Shares until the end of such period. Notwithstanding anything to the contrary in the foregoing, this Section 3(N) will cease to apply upon the earlier of (x) May 11, 2021; and (y) the time the Purchaser no longer “beneficially owns” any Notes or Shares issued upon conversion of the Notes.

Section 4. Covenants of the Company.

(A) Listing of Shares. The Company will use its reasonable best efforts to cause the Shares, when issued upon conversion of the Notes, to be listed on the Exchange.

(B) Disclosure of All Material Non-Public Information. At before to 5:00 p.m., New York City time, on the first business day after the date of this Agreement, the Company issue a press release or file or furnish a Current Report on Form 8-K disclosing all material non-public information, if any, with respect to the offer and sale of the Note and Shares or otherwise communicated by the Company or its affiliates, or anyone acting on their behalf, to the Purchaser in connection with the transactions contemplated by this Agreement.

(C) Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts to qualify the Note and the Shares for offering and sale, or to obtain an exemption for the Note and the Shares to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) may be necessary in order to issue and sell the Note to the Purchaser pursuant to this Agreement and to issue the Shares upon conversion of the Note, and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Note and the issuance of the Shares upon conversion thereof; provided, however, that the Company will not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it has theretofore so filed or in which it is not so qualified, as applicable, or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Note or the Shares have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Note and the issuance of the Shares upon conversion thereof.

(D) Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and the Note, including (i) the preparation, issuance and delivery of the certificates, if any, for the Note and the Shares, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Note to the Purchaser or the issuance of the Shares upon conversion of the Note; (ii) the fees and disbursements of the counsel, accountants and other advisors to the Company; (ii) the reasonable and documented fees and expenses of the Purchaser including, but not limited to, the fees and expenses of counsel to the Purchaser, payable upon the execution of this Agreement or thereafter upon demand; (iii) the qualification or exemption of the Note and the Shares under securities laws in accordance with Section 4(C), including filing fees; (iv) the fees and expenses of the transfer agent and registrar for the Common Stock; and (v) the fees and expenses incurred in connection with the listing of the Shares on the Exchange.

Section 5. Conditions to the Purchaser’s Obligations.

The obligations of the Purchaser under this Agreement will be subject to the satisfaction (or waiver by the Purchaser in its sole discretion) of the following conditions precedent:

(A) Accuracy of Representations. The representations and warranties of the Company in this Agreement are accurate and correct as of, and as if made at, the Closing Time.

(B) Performance of Company’s Obligations. The Company shall have duly performed all of its obligations under this Agreement as are required to be completed at or before the Closing Time.

(C) No Material Notices. None of the following events shall have occurred and be continuing: (i) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Note or Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (ii) the occurrence of any event that causes any Exchange Act Report to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(D) Material Changes. Except as contemplated in the Exchange Act Reports, there shall not have been any material adverse change in the authorized capital stock of the Company or any Material Adverse Effect or any development that would, individually or in the aggregate, reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset-backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset-backed securities).

(E) Legal Opinion. The Agent shall have received the opinion of Morrison & Foerster LLP, counsel for Company, dated as of the Closing Date, in form and substance satisfactory to Purchaser and its counsel.

(F) Other Materials. The Company shall have furnished to the Purchaser such appropriate further information, certificates, letters and other documents as the Purchaser may reasonably request. All such certificates, letters and other documents will be in compliance with the provisions of this Agreement.

(G) Execution and Delivery of LSA Second Amendment. The LSA Second Amendment shall have been executed and delivered by each party thereto, and the Purchaser shall have received a copy of the executed LSA Second Amendment.

(H) Execution and Delivery of Warrant Amendment. The Warrant Amendment shall have been executed and delivered by each party thereto, and the Purchaser shall have received a copy of the executed Warrant Amendment.

(I) No Event of Default. No “Default” or “Event of Default” (each, as defined in the Note) shall have occurred and be continuing.

(J) Subsequent Commission Reports. The Company shall not have filed with or furnished to the Commission any report or other document after the execution and delivery of this Agreement and prior to the Closing Time containing information that, in the sole and absolute discretion of the Purchaser, makes it inadvisable to proceed with its purchase of the Notes in on the terms and in the manner contemplated by this Agreement.

Section 6. Conditions to the Company’s Obligations.

The obligations of the Company under this Agreement will be subject to the satisfaction (or waiver by the Company in its sole discretion) of the following conditions precedent:

(A) Accuracy of Representations. The representations and warranties of the Purchaser in this Agreement are accurate and correct as of, and as if made at, the Closing Time.

(B) Receipt of Purchase Price. The Company shall have received same-day funds in an amount equal to the Purchase Price for the Note being purchased by the Purchaser.

Section 7. Miscellaneous.

(A) Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement will be in writing, unless otherwise specified, and if sent to the Company, shall be delivered to:

Imprimis Pharmaceuticals, Inc.

12264 El Camino Real

Suite 350

San Diego, CA 92130

Attention: Chief Financial Officer

Facsimile: 858-345-1745

Email: aboll@imprimispharma.com

With a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

12531 High Bluff Drive, Suite 100

San Diego, CA 92130

Attention: Steve Rowles

Facsimile: 858-720-5125

Email: srowles@mofo.com

and if to the Purchaser, shall be delivered to:

IMMY Funding LLC

c/o Life Sciences Alternative Funding LLC

50 Main Street

Suite 1000

White Plains, NY 10606

Attention: Stephen J. DeNelsky

Each party to this Agreement may change such address (or provide an additional address, including, without limitation, an email address) for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day; (ii) on the next Business Day after timely delivery to a nationally recognized overnight courier; and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” means any day on which the Exchange and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) will be deemed written notice for purposes of this Section 7(A) if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice will be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and will be entitled to receive the notice on paper, in a non-electronic form (“Non-Electronic Notice”) which will be sent to the requesting party within ten (10) days of receipt of the written request for Non-Electronic Notice.

(B) Successors. This Agreement will inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors. References to any of the parties contained in this Agreement will be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that the Purchaser may assign its rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent.

(C) Severability. If any provision of this Agreement is invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

(D) Headings, Etc. The headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions of this Agreement.

(E) Governing Law; Waiver of Jury Trial. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT. EACH OF THE COMPANY AND THE PURCHASER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

(F) Waiver and Amendment. None of the provisions of this Agreement will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom such modification, change, discharge or termination is sought.

(G) Submission to Jurisdiction. Each of the Company and the Purchaser (i) agrees that any suit, action or proceeding against it arising out of or relating to this Agreement may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (ii) waives, to the fullest extent permitted by applicable law, (x) any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding; and (y) any claim that it may now or hereafter have that any such suit, action or proceeding in such a court has been brought in an inconvenient forum; and (iii) submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding.

(H) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or electronic transmission.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

The parties hereto have executed this Agreement as of the date first written above.

Imprimis Pharmaceuticals, Inc.

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	Chief Executive Officer

IMMY Funding LLC

By:	/s/ Stephen J. DeNelsky
Name:	Stephen J. DeNelsky
Title:	President

[Signature Page to Note Purchase Agreement]

EXHIBIT A

FORM OF NOTE

(See Attached)

EXHIBIT B

FORM OF SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

(See Attached)

EXHIBIT C

FORM OF WARRANT AMENDMENT

(See Attached)